Insurance claim receivable	12 Months Ended
Dec. 31, 2024
Insurance [Abstract]
Insurance claim receivable

6. Insurance claim receivable

In February 2022, the “Pyxis Epsilon” experienced a brief grounding at port which resulted in minor damages to the vessel. The vessel was off-hire for 43 days including shipyard repairs and returned to commercial employment at the end of March 2022. As of December 31, 2022, the outstanding balance of this insurance claim was $608 out of a total claimed amount of $2,022. The remaining claim balance received in full during 2023.

In May 2024, the vessel “Konkar Ormi” sustained minor damage due to adverse weather conditions in Rio Grande, Brazil. The related insurance claim is expected to be settled in 2025. As of December 31, 2024, the insurance claim receivable was $245.

PYXIS TANKERS INC.

Notes to the Consolidated Financial Statements

December 31, 2023 and 2024

(Expressed in thousands of U.S. dollars, except for share and per share data)